                                                                    Exhibit 99.1


                      [Letterhead of Conseco Finance Corp.]


                             CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 14th day of November 2002.

                                       CONSECO FINANCE CORP


                                       BY: /s/ Cheryl A. Collins
                                           -------------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                     [Letterhead of Conseco Finance Corp.]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from December 1, 2002 to December 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 17th day of January 2003.

                                               CONSECO FINANCE CORP.




                                               BY: /s/ Cheryl A. Collins
                                                   ---------------------------
                                                   Cheryl A. Collins
                                                   Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                page 1
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                      Group I
TRUST ACCOUNT:                    3341790-0
MONTLY REMITTANCE REPORT:       December, 2002
REMITTANCE DATE:                  01/15/2003

Group I (Fixed) Available Funds                                    Principal           Interest             Total
-------------------------------                                    ---------           --------             -----
Scheduled Monthly Payments Collected                               231,799.12       2,102,015.76      2,333,814.88
Principal Prepayments                                            8,032,651.44         131,159.16      8,163,810.60
Proceeds on Liquidated Loans                                             0.00               0.00              0.00
Servicer Reimbursement of Pre-Liquidation Expenses                       0.00               0.00              0.00
Servicer Reimbursement of Post-Liquidation Expenses                      0.00               0.00              0.00
Servicer Advance for Delinquent Payments                            29,745.90         469,693.96        499,439.86
Recovery of Prior Month's Servicer Advance                         -26,357.84        -483,126.82       -509,484.66
10-Day Roll Forward of Principal Collections (N/A)                       0.00               0.00              0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                      0.00               0.00              0.00
Collection Account Earnings                                              0.00           7,428.13          7,428.13
Class M & B-1 Interest Deficiencies for current Remittance               0.00               0.00              0.00
Class M & B-1 Interest Deficiencies from prior Remittance                0.00               0.00              0.00
Amount Withdrawn from Reserve Funds                                      0.00               0.00              0.00
Other Adjustments to Available Funds                               103,500.00         167,111.99        270,611.99
                                                            ------------------------------------------------------
Total Available Funds                                            8,371,338.62       2,394,282.18     10,765,620.80
                                                            ======================================================
Fees Payable
------------
Monthly Servicing Fee      (0.5% of Pool Scheduled Principal Balance)                                   101,948.88
Back-up Servicing Fee      (0.03% of Pool Scheduled Principal Balance)                                    6,116.93
Trustee Fee                                                                                                   0.00
Insurance Premium          (N/A)                                                                              0.00
Cap Provider Fee           (N/A)                                                                              0.00
                                                                                                ------------------
Total Fees                                                                                              108,065.81
                                                                                                ==================
Amount Available for Principal and Interest Distribution (see page 2)                                10,657,554.99
                                                                                                ==================
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                            230,565.97
Principal Prepayments (Payoffs and Curtailments)                                                      8,003,914.11
Liquidated Loans                                                                                              0.00
Repurchased/Substituted Contracts                                                                             0.00
10-Day Principal Roll Forward (N/A)                                                                           0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                       0.00
                                                                                                ------------------
Total Formula Principal Distribution                                                                  8,234,480.08
                                                                                                ==================
Unpaid Class A Principal Shortfall as of Prior Month                                                          0.00
Current Month Class M and B Liquidation Loss Distribution                                                     0.00
Group I Extra Principal Distribution                                                                    885,209.45
                                                                                                ------------------
Total Additional Principal Distribution and Other Principal Distribution                                885,209.45
                                                                                                ==================
Pool Scheduled Principal Balance                                                                    236,442,825.44
10-Day Adjusted Pool Principal Balance (N/A)                                                                  0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                              230,370,699.46
Overcollateralization Amount   (Target:)   8,250,000.00                                               6,072,125.98
Total Outstanding Loan Count                                                                                 3,306

Reserve Funds/Cash Deposits                Previous Balance      Deposits      Withdrawals     Ending Balance
---------------------------                ----------------      --------      -----------     --------------
Prefunded Account                                     0.00         11.79               0.00         11.79
Undelivered Account                                   0.00         30.69               0.00         30.69
Stage-Funded Reserve Fund (N/A)                       0.00          0.00               0.00          0.00
Basis Risk Reserve Fund                               0.00          0.00               0.00          0.00
Yield Maintenance Reserve Fund                        0.00          0.00               0.00          0.00

Non-Recoverable Pre-Liquidation Expenses         Incurred:          0.00       Outstanding:          0.00
Non-Recoverable Post-Liquidation Expenses        Incurred:          0.00       Outstanding:          0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                  page 2
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                      Group II
TRUST ACCOUNT:                     3341790-0
MONTHLY REMITTANCE REPORT:       December, 2002
REMITTANCE DATE:                  01/15/2003

Group II (ARM) Available Funds                                         Principal       Interest           Total
------------------------------                                         ---------       --------           -----
Scheduled Monthly Payments Collected                                  100,314.98     1,289,361.58      1,389,676.56
Principal Prepayments                                               2,450,897.45        27,676.06      2,478,573.51
Proceeds on Liquidated Loans                                                0.00             0.00              0.00
Servicer Reimbursement of Pre-Liquidation Expenses                          0.00             0.00              0.00
Servicer Reimbursement of Post-Liquidation Expenses                         0.00             0.00              0.00
Servicer Advance for Delinquent Payments                               10,546.12       140,271.68        150,817.80
Recovery of Prior Month's Servicer Advance                             -9,791.34      -129,148.60       -138,939.94
10-Day Roll Forward of Principal Collections (N/A)                          0.00             0.00              0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                         0.00             0.00              0.00
Collection Account Earnings                                                 0.00         2,743.18          2,743.18
Class M & B-1 Interest Deficiencies for current Remittance                  0.00             0.00              0.00
Class M & B-1 Interest Deficiencies from prior Remittance                   0.00             0.00              0.00
Amount Withdrawn from Reserve Funds                                         0.00             0.00              0.00
Other Adjustments to Available Funds                                        0.00        33,641.26         33,641.26
                                                                   ------------------------------------------------
Total Available Funds                                               2,551,967.21     1,364,545.16      3,916,512.37
                                                                   ================================================
Fees Payable
------------
Monthly Servicing Fee    (0.5% of Pool Scheduled Principal Balance)                                       75,015.19
Back-up Servicing Fee    (0.03% of Pool Scheduled Principal Balance)                                       4,500.91
Trustee Fee                                                                                                    0.00
Insurance Premium        (N/A)                                                                                 0.00
Cap Provider Fee         (N/A)                                                                                 0.00
                                                                                                 ------------------
Total Fees                                                                                                79,516.10
                                                                                                 ==================
Amount Available for Principal and Interest Distribution (see page 2)                                  3,836,996.27
                                                                                                 ==================
Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                             100,072.50
Principal Prepayments (Payoffs and Curtailments)                                                       2,564,381.17
Liquidated Loans                                                                                               0.00
Repurchased/Substituted Contracts                                                                              0.00
10-Day Principal Roll Forward (N/A)                                                                            0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                        0.00
                                                                                                 ------------------
Total Formula Principal Distribution                                                                   2,664,453.67
                                                                                                 ==================
Unpaid Class A Principal Shortfall as of Prior Month                                                           0.00
Current Month Class M and B Liquidation Loss Distribution                                                      0.00
Group II Extra Principal Distribution                                                                    354,520.71
                                                                                                 ------------------
Total Additional Principal Distribution and Other Principal Distribution                                 354,520.71
                                                                                                 ==================
Pool Scheduled Principal Balance                                                                     177,372,004.73
10-Day Adjusted Pool Principal Balance (N/A)                                                                   0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                               174,128,166.67
Overcollateralization Amount    (Target:)   4,500,000.00                                               3,243,838.06
Total Outstanding Loan Count                                                                                  1,622

Reserve Funds/Cash Deposits                   Previous Balance     Deposits       Withdrawals        Ending Balance
---------------------------                   ----------------     --------       -----------        --------------
Prefunded Account                                      0.00            8.60              0.00                8.60
Undelivered Account                                    0.00            0.00              0.00                0.00
Stage-Funded Reserve Fund (N/A)                        0.00            0.00              0.00                0.00
Basis Risk Reserve Fund                                0.00            0.00              0.00                0.00
Yield Maintenance Reserve Fund                    25,078.27        5,030.28              0.00           30,108.55

Non-Recoverable Pre-Liquidation Expenses          Incurred:            0.00      Outstanding:                0.00
Non-Recoverable Post-Liquidation Expenses         Incurred:            0.00      Outstanding:                0.00

CONSECO FINANCE CORPORATION (SELLER & SERVICER)                      Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                             --------------------------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                      Current Date         Following Date
SERIES 2002-C                                        Group I         --------------------------------------------------
TRUST ACCOUNT:                                      3341790-0        Class A          100.00000000%       100.00000000%
MONTHLY REMITTANCE REPORT:                        December, 2002     Class M            0.00000000%         0.00000000%
REMITTANCE DATE:                                    01/15/2003       Class B            0.00000000%         0.00000000%
                                                                     --------------------------------------------------
                                                                     Total            100.00000000%       100.00000000%
                                                                     --------------------------------------------------

Distributions
-------------
                                      Current      Interest
                         Coupon      Interest      Shortfall     Per $1000      Principal      Per $1000      Ending
Class       CUSIP         Rate        Payment       Payment      Original        Payment       Original       Balance
-------------------------------------------------------------------------------------------------------------------------
AF1 *    20846QKB3     1.62000%     97,967.14          0.00     0.90762415   9,119,689.53   84.49007328   63,308,699.46
AF2      20846QKC1     3.82700%     48,236.15          0.00     3.18916694           0.00    0.00000000   15,125,000.00
AF3      20846QKD9     4.58000%    202,042.88          0.00     3.81666660           0.00    0.00000000   52,937,000.00
AF4      20846QKE7     5.97200%    205,287.50          0.00     4.97666667           0.00    0.00000000   41,250,000.00
AFIO     20846QKF4     7.50000%    644,531.25          0.00     5.20833333           0.00    0.00000000   86,625,000.00
MF1      20846QKG2     6.15800%    102,315.17          0.00     5.13166667           0.00    0.00000000   19,938,000.00
MF2      20846QKH0     6.98100%     99,985.37          0.00     5.81749985           0.00    0.00000000   17,187,000.00
BF1      20846QKJ6     8.00000%     87,086.67          0.00     6.66666692           0.00    0.00000000   13,063,000.00
BF2      xxxxxxxxx     8.00000%     50,413.33          0.00     6.66666623           0.00    0.00000000    7,562,000.00
B3I      xxxxxxxxx     N/A               0.00          0.00     N/A                  0.00   N/A           N/A
P        xxxxxxxxx     N/A               0.00          0.00     N/A                  0.00   N/A                   60.00
R        xxxxxxxxx     N/A               0.00          0.00     N/A                  0.00   N/A           N/A
-------------------------------------------------------------------------------------------------------------------------

Totals                           1,537,865.46          0.00                  9,119,689.53                230,370,759.46
=========================================================================================================================

(Table continues below)

                                                             Unpaid        Unpaid
                                Pool           Original     Interest      Principal
Class       CUSIP              Factor           Balance     Shortfall     Shortfall
-----------------------------------------------------------------------------------
AF1 *    20846QKB3          0.58652837    107,938,000.00         0.00         0.00
AF2      20846QKC1          1.00000000     15,125,000.00         0.00         0.00
AF3      20846QKD9          1.00000000     52,937,000.00         0.00         0.00
AF4      20846QKE7          1.00000000     41,250,000.00         0.00         0.00
AFIO     20846QKF4          0.70000000    123,750,000.00         0.00         0.00
MF1      20846QKG2          1.00000000     19,938,000.00         0.00         0.00
MF2      20846QKH0          1.00000000     17,187,000.00         0.00         0.00
BF1      20846QKJ6          1.00000000     13,063,000.00         0.00         0.00
BF2      xxxxxxxxx          1.00000000      7,562,000.00         0.00         0.00
B3I      xxxxxxxxx          N/A             N/A            234,009.97         0.00
P        xxxxxxxxx          N/A                     0.00         0.00         0.00
R        xxxxxxxxx          N/A             N/A                  0.00         0.00
-----------------------------------------------------------------------------------

Totals                     0.837711853    275,000,000.00   234,009.97         0.00
===================================================================================

* Includes interest adjustment of $188.81 from 11/15/02 distribution to correct
Libor rate by .0025

Delinquency/Default Summary
---------------------------

                                                                                                       Loans in
Delinquencies           30-59 Days    60-89 Days    90-179 Days           Total       Extensions      Bankruptcy
----------------------------------------------------------------------------------------------------------------
Number of Loans                 23             5             14              42              128             42
Principal Balance     1,507,206.15    159,470.92     744,490.16    2,411,167.23    11,705,415.36   3,637,346.17
Percent of Total (#)         0.70%         0.15%          0.42%           1.27%            3.87%          1.27%
Percent of Total ($)         0.64%         0.07%          0.31%           1.02%            4.95%          1.54%
----------------------------------------------------------------------------------------------------------------


(Table continues below)

                      180 Day Defualt    Foreclosure        REO        Liquidations/   Liquidation
Delinquencies           Inventory        Inventory      Inventory      Charge-Offs       Losses
--------------------------------------------------------------------------------------------------
Number of Loans                    0              22           2.00               0             0
Principal Balance               0.00    2,453,261.79     245,079.54            0.00          0.00
Percent of Total (#)           0.00%           0.67%          0.06%           0.00%         0.00%
Percent of Total ($)           0.00%           1.04%          0.10%           0.00%         0.00%
--------------------------------------------------------------------------------------------------
                                                                       ---------------------------
                                                        Cumulative (#):        1.00         1.00
                                                        Cumulative ($):   33,857.22    38,843.20
                                                                       ---------------------------

Distribution Tests
------------------

               Step Down Date:   08/15/2005
               ---------------
                                                               Target    Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                       8.23%      1.30%
(Shall not exceed 32% of the Sr. Enhancement %)                -----

Cumulative Realized Loss Ratio
(target not to exceed 4.00% from 8/15/2005 to 7/15/2006,                  0.01%
5.25% from 8/15/2006 to 7/15/2007, 6.00% from 8/15/2007
to 7/15/2008 and 6.25% thereafter)
--------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                Target   Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                       10.87%     1.30%
(Shall not exceed 42.25% of the Sr. Enhancement %)             -----

Cumulative Realized Loss Ratio                                            0.01%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------

----------------------------------------
Sr. Enhance %                 25.72242%
----------------------------------------
WAC                           12.20815%
Net WAC Cap                   11.67815%
----------------------------------------
WAM                              302.30
----------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 3

CONSECO FINANCE CORPORATION (SELLER & SERVICER)                       Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                              ------------------------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                     Current Date         Following Date
SERIES 2002-C                                     Group II            ------------------------------------------------
TRUST ACCOUNT:                                    3341790-0           Class A       100.00000000%        100.00000000%
MONTHLY REMITTANCE REPORT:                     December, 2002         Class M         0.00000000%          0.00000000%
REMITTANCE DATE:                                 01/15/2003           Class B         0.00000000%          0.00000000%
                                                                      ------------------------------------------------
                                                                      Total         100.00000000%        100.00000000%
                                                                      ------------------------------------------------

Distributions
-------------
                                      Current      Interest
                         Coupon      Interest      Shortfall     Per $1000      Principal      Per $1000      Ending
Class       CUSIP         Rate        Payment       Payment      Original        Payment       Original       Balance
-------------------------------------------------------------------------------------------------------------------------
AV1 *    20846QKK3     1.87000%    211,699.21          0.00     1.33564171   3,018,974.38   19.04715697  132,628,166.67
AVIO     20846QKL1     7.50000%    480,000.00          0.00     5.35714286           0.00    0.00000000   64,000,000.00
MV1 *    20846QKM9     2.92000%     35,314.55          0.00     2.43548644           0.00    0.00000000   14,500,000.00
MV2 *    20846QKN7     3.57000%     35,725.83          0.00     2.97715250           0.00    0.00000000   12,000,000.00
BV1 *    20846QKP2     4.42000%     33,169.38          0.00     3.68548667           0.00    0.00000000    9,000,000.00
BV2 *    xxxxxxxxx     4.42000%     22,112.92          0.00     3.68548667           0.00    0.00000000    6,000,000.00
P        xxxxxxxxx     N/A               0.00          0.00     N/A                  0.00   N/A                   40.00
R        xxxxxxxxx     N/A               0.00          0.00     N/A                  0.00   N/A           N/A
-------------------------------------------------------------------------------------------------------------------------

Totals                             818,021.89          0.00                  3,018,974.38                174,128,206.67
=========================================================================================================================

(Table continues below)

                                                             Unpaid        Unpaid
                                Pool           Original     Interest      Principal
Class       CUSIP              Factor           Balance     Shortfall     Shortfall
-----------------------------------------------------------------------------------
AV1 *    20846QKK3          0.83677077    158,500,000.00         0.00         0.00
AVIO     20846QKL1          0.71428571     89,600,000.00         0.00         0.00
MV1 *    20846QKM9          1.00000000     14,500,000.00         0.00         0.00
MV2 *    20846QKN7          1.00000000     12,000,000.00         0.00         0.00
BV1 *    20846QKP2          1.00000000      9,000,000.00         0.00         0.00
BV2 *    xxxxxxxxx          1.00000000      6,000,000.00         0.00         0.00
P        xxxxxxxxx          N/A                     0.00         0.00         0.00
R        xxxxxxxxx          N/A           N/A                    0.00         0.00
-----------------------------------------------------------------------------------

Totals                     0.870641033    200,000,000.00         0.00         0.00
===================================================================================
* Includes interest adjustment of $315.75(AV1), $31.22(MV1), $25.83(MV2),
$19.38(BV1), $12.92(BV2) from 11/15/02 distribution to correct Libor rate by
..0025

Delinquency/Default Summary
---------------------------

                                                                                                       Loans in
Delinquencies          30-59 Days       60-89 Days     90-179 Days         Total     Extensions       Bankruptcy
----------------------------------------------------------------------------------------------------------------
Number of Loans                 8                2               0            10             25              12
Principal Balance      670,404.62       108,661.57            0.00    779,066.19   3,592,977.51    1,164,578.66
Percent of Total (#)        0.24%            0.06%           0.00%         0.30%          0.76%           0.36%
Percent of Total ($)        0.38%            0.06%           0.00%         0.44%          2.03%           0.66%
----------------------------------------------------------------------------------------------------------------

(Table continues below)

                       180 Day Defualt    Foreclosure       REO        Liquidations/    Liquidation
Delinquencies             Inventory        Inventory     Inventory      Charge-Offs        Losses
----------------------------------------------------------------------------------------------------
Number of Loans                      0              12          2.00               0              0
Principal Balance                 0.00    1,843,345.13    149,437.23            0.00           0.00
Percent of Total (#)             0.00%           0.36%         0.06%           0.00%          0.00%
Percent of Total ($)             0.00%           1.04%         0.08%           0.00%          0.00%
----------------------------------------------------------------------------------------------------
                                                                        ----------------------------
                                                         Cumulative (#):       0.00           0.00
                                                         Cumulative ($):       0.00           0.00
                                                                        ----------------------------


Distribution Tests
------------------

               Step Down Date:   08/15/2005
               ---------------
                                                               Target    Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                       8.63%      0.91%
(Shall not exceed 35% of the Sr. Enhancement %)                -----

Cumulative Realized Loss Ratio                                            0.00%
(target not to exceed 3.25% from 8/15/2005 to 7/15/2006,
4.25% from 8/15/2006 to 7/15/2007, 5.00% from 8/15/2007
to 7/15/2008 and 5.25% thereafter)
--------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                              Target     Actual
--------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                      10.42%      0.91%
(Shall not exceed 42.25% of the Sr. Enhancement %)            ------

Cumulative Realized Loss Ratio                                            0.00%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------

----------------------------------------
Sr. Enhance %                 24.65574%
----------------------------------------
WAC                            9.46431%
Net WAC Cap                    8.93431%
----------------------------------------
WAM                              350.40
----------------------------------------

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 4

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:   3341790-0         Group I
MONTHLY REMITTANCE REPORT:       December, 2002
REMITTANCE DATE:                  01/15/2003


Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                                  Coupon Rate       Basis Risk     Basis Risk    Interest      Unpaid Basis
                         Coupon     Net WAC       in Excess of      Carryover       Interest      Payment     Risk Carryover
  Class     CUSIP         Rate      Cap Rate      Net WAC Cap       Shortfall       Payment      Per $1000      Shortfall
----------------------------------------------------------------------------------------------------------------------------
AF1       20846QKB3     1.62000%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
AF2       20846QKC1     3.82700%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
AF3       20846QKD9     4.58000%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
AF4       20846QKE7     5.97200%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
AFIO      20846QKF4     7.50000%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
MF1       20846QKG2     6.15800%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
MF2       20846QKH0     6.98100%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
BF1       20846QKJ6     8.00000%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
BF2       xxxxxxxxx     8.00000%    11.67815%      0.000000%           0.00           0.00          0.00         0.00
----------------------------------------------------------------------------------------------------------------------------

Totals:                                                                0.00           0.00                       0.00
============================================================================================================================


Liquidation Loss Interest Distributions
---------------------------------------

                                                                 Liquidation    Liquidation     Interest        Unpaid
                       Coupon     Principal      Liquidation    Loss Interest  Loss Interest     Payment      Liquidation
  Class     CUSIP       Rate       Balance       Loss Amount        Amount        Payment       Per $1000    Loss Interest
--------------------------------------------------------------------------------------------------------------------------
AF1       20846QKB3   1.62000%   63,308,699.46      0.00             0.00          0.00           0.00            0.00
AF2       20846QKC1   3.82700%   15,125,000.00      0.00             0.00          0.00           0.00            0.00
AF3       20846QKD9   4.58000%   52,937,000.00      0.00             0.00          0.00           0.00            0.00
AF4       20846QKE7   5.97200%   41,250,000.00      0.00             0.00          0.00           0.00            0.00
AFIO      20846QKF4   7.50000%   86,625,000.00      0.00             0.00          0.00           0.00            0.00
MF1       20846QKG2   6.15800%   19,938,000.00      0.00             0.00          0.00           0.00            0.00
MF2       20846QKH0   6.98100%   17,187,000.00      0.00             0.00          0.00           0.00            0.00
BF1       20846QKJ6   8.00000%   13,063,000.00      0.00             0.00          0.00           0.00            0.00
BF2       xxxxxxxxx   8.00000%    7,562,000.00      0.00             0.00          0.00           0.00            0.00
--------------------------------------------------------------------------------------------------------------------------

Totals:                                             0.00             0.00          0.00                           0.00
==========================================================================================================================

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 5

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:  3341790-0          Group II
MONTHLY REMITTANCE REPORT:       December, 2002
REMITTANCE DATE:                  01/15/2003

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------

                                              Coupon Rate      Basis Risk      Basis Risk      Interest     Unpaid Basis
                       Coupon    Net WAC      in Excess of      Carryover       Interest       Payment     Risk Carryover
  Class     CUSIP       Rate     Cap Rate     Net WAC Cap       Shortfall        Payment      Per $1000       Shortfall
-------------------------------------------------------------------------------------------------------------------------
AV1       20846QKK3   1.87000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
AVIO      20846QKL1   7.50000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
MV1       20846QKM9   2.92000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
MV2       20846QKN7   3.57000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
BV1       20846QKP2   4.42000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
BV2       xxxxxxxxx   4.42000%   8.93431%      0.000000%          0.00             0.00          0.00             0.00
-------------------------------------------------------------------------------------------------------------------------

Totals:                                                           0.00             0.00                           0.00
=========================================================================================================================

Liquidation Loss Interest Distributions
---------------------------------------

                                                                   Liquidation     Liquidation     Interest      Unpaid
                       Coupon      Principal      Liquidation     Loss Interest   Loss Interest    Payment     Liquidation
  Class      CUSIP      Rate        Balance       Loss Amount        Amount          Payment      Per $1000   Loss Interest
---------------------------------------------------------------------------------------------------------------------------
AV1       20846QKK3       0.02   132,628,166.67      0.00             0.00            0.00          0.00           0.00
AVIO      20846QKL1   7.50000%    64,000,000.00      0.00             0.00            0.00          0.00           0.00
MV1       20846QKM9   2.92000%    14,500,000.00      0.00             0.00            0.00          0.00           0.00
MV2       20846QKN7   3.57000%    12,000,000.00      0.00             0.00            0.00          0.00           0.00
BV1       20846QKP2   4.42000%     9,000,000.00      0.00             0.00            0.00          0.00           0.00
BV2       xxxxxxxxx   4.42000%     6,000,000.00      0.00             0.00            0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------------

Totals:                                              0.00             0.00            0.00                         0.00
===========================================================================================================================

U.S. Bank National Association Bondholder Services: 1-800-934-6802       page 6